SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       __________________________________


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
               Date of Report (Date of earliest event reported) -
                               September 18, 2003

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                        STANDARD MICROSYSTEMS CORPORATION


             (Exact name of registrant as specified in its charter)
          DELAWARE                       0-7422              11-2234952
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
 incorporation or organization)          Number)         Identification No.)


                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)


                                 (631) 435-6000
              (Registrant's telephone number, including area code)

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

( c )  Exhibits - The following exhibit is furnished as part of this Report:

99.1   Press  release   issued  by  Standard   Microsystems   Corporation  dated
       September 16, 2003.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 16, 2003, Standard Microsystems Corporation issued a press release announcing second quarter fiscal 2004 operating results. A copy of the press release is attached as Exhibit 99.1. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)

Date:  September 18, 2003                     By:  /s/ ANDREW M. CAGGIA
                                              ----------------------------------
                                                   Andrew M. Caggia
                                                   Senior Vice President and
                                                   Chief Financial Officer,
                                                   and Director
                                                   (Principal Financial Officer)

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                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

99.1 Press release dated September 16, 2003, announcing second quarter fiscal 2004 operating results.